                                                                    EXHIBIT 10.3

                               GLOBALOPTIONS, INC.
                        75 Rockerfeller Plaza, 27th Floor
                               New York, NY 10019
                                 (212) 758-3232
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June 27, 2005

GlobalOptions Group, Inc.
75 Rockefeller Plaza, 27th Fl.
New York, NY 10019

            Re:   ASSIGNMENT OF EMPLOYMENT AGREEMENT BETWEEN GLOBALOPTIONS, INC.
                  AND DR.  HARVEY  W.  SCHILLER  TO  GLOBALOPTIONS  GROUP,  INC.
                  --------------------------------------------------------

Ladies and Gentlemen:

            GlobalOptions, Inc. ("GLOBALOPTIONS") has merged into a wholly-owned subsidiary of Creative Solutions with Art, Inc., a publicly-traded non-operating company ("PUBCO"), resulting in GlobalOptions becoming a wholly-owned subsidiary of Pubco (the "MERGER").  Immediately upon the consummation of the Merger, Pubco changed its name to GlobalOptions Group, Inc.

            Reference  is made  to that  certain  employment  agreement  between
GlobalOptions  and  Dr.  Harvey  W.  Schiller,   dated  January  29,  2004  (the
"AGREEMENT").  Conditional  upon  the  successful  consummation  of the  Merger,
GlobalOptions  agrees to assign to Pubco all of its rights and  responsibilities under the Agreement and Pubco agrees to assume all of GlobalOptions's rights and responsibilities  under the  Agreement  (the  "ASSIGNMENT").  In  addition,  the parties desire to make the following  modifications  to the terms and conditions of the Agreement:

            1.    The  third  sentence  of  Item 1 of the  Agreement  is  hereby amended and restated as follows:

                  "Your  responsibilities shall be (i) to develop new sources of capital  for the  Company  and (ii) to execute  the  Company's business strategy."

            2.    The  third  sentence  of  Item 1 of the  Agreement  is  hereby amended and restated as follows:

                  "You shall  devote a  substantial  amount of your working time and efforts to the  business of the  Company,  and the Company accepts  and  supports  your  continued  participation  in the non-Company activities set forth on Exhibit A attached hereto, as well as future non-competitive activities."

            3.    Exhibit A to the  Agreement is hereby  amended and restated as set forth in Exhibit A attached hereto.

           4.     Dr.  Harvey W.  Schiller's  salary  shall be  increased to the annual rate of $300,000 retroactive to January 1, 2005.

           5.     All  2,010,500 of Dr.  Harvey W.  Schiller's  stock options in
                  GlobalOptions  outstanding  as of the date  hereof  shall vest
                  immediately    upon   the    consummation   of   the   Merger,
                  notwithstanding  the definition of "change in control" in Item
                  10(A) of the Agreement.

           6.     Dr. Harvey W. Schiller  agrees to forego  receiving any annual bonus that he is entitled to in 2005 under the Agreement.

           7.     Pubco and Dr.  Harvey W.  Schiller  agree to negotiate in good faith bonus compensation arrangements for terms after December
                  31, 2005.

           7.     Item 14 of the  Agreement  is hereby  amended and  restated as follows:

                  "14. NONCOMPETITION.  You agree that, in consideration of your employment  with the Company,  you will not, other than in the course of performing your duties hereunder or as agreed by the
                  Company in writing,  during the period of your employment with the Company and for a one (1) year period thereafter,  engage,
                  directly  or   indirectly,   whether  as   principal,   agent,
                  distributor,  representative,  consultant,  employee, partner, stockholder,  limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or  equity of any  coporation  the  capital  stock of which is publicly  traded or (ii) five  percent  (5%) of the  ownership interest  of any  limited  partnership  or  other  entity)  or otherwise,  with any company or entity that renders any of the services  provided by the company at the time your  employment is terminated."

           8.     Item 15 of the  Agreement  is hereby  amended and  restated as follows:

                  "15.  NONSOLICIATION.  You agree  that for a period of one (1)
                  year  following the  termination of your  employment  with the
                  Company,  you will not,  without the prior written  consent by the Company,  solicit or entice away, from the Company (i) any customer of the Company which  provides  services  competitive with those of the Company or (ii) any  employee of the company or  (iii)  any  corporate,  individual  or firm in  which  the
                  Company  is, or has been during the last twelve (12) months of your  employment with the Company,  in active  negotiations in becoming a customer which provides  services  competitive with those of the  Company,  either for your own account of for any
                  individual,   firm  or   corporation   with   which   you  are
                  associated."

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Accordingly,  by signing below, Pubco agrees to accept the Assignment  effective as of the date hereof and Dr.  Harvey W. Schiller  acknowledges  and consents to the Assignment.

                                     Very truly yours,

                                     GlobalOptions, Inc.

                                     By: _________________________
                                     Name:  Thomas Ondeck
                                     Title: President

            AGREED TO AND ACKNOWLEDGED:

            GlobalOptions Group, Inc.

            By:___________________________
            Name:
            Title:

            ---------------------------
            Dr. Harvey W. Schiller

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                                    Exhibit A
                                    ---------

                  External Activities of Dr. Harvey W. Schiller

      Activity
      --------

      1. NYC 2012
      2. QuanStar Partners
      3. STARTS Opportunity
      4. Sports/ Entertainment
      5. Falconhead Advisory

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